EXHIBIT 10.31

                              AMENDED AND RESTATED
                           GENERAL SECURITY AGREEMENT

         AMENDED AND RESTATED GENERAL SECURITY AGREEMENT, dated as of June 28, 2000 (the "Agreement"), by and between ProxyMed, Inc., a Florida corporation with offices at 2555 Davie Road, Suite 110, Fort Lauderdale, FL 33317 (the "Company"), Key Communications Service, Inc., an Indiana corporation ("KCS"), WPJ, Inc. d/b/a Integrated Medical Systems, a California corporation ("IMS" and, together with KCS, the "Subsidiaries" and, collectively with the Company, the "Debtors"), and Commonwealth Associates, L.P., a New York limited partnership, in its capacity as agent for the Purchasers described below ("Commonwealth" or the "Agent");

                                 R E C I T A L S

         A. The Debtors and Commonwealth are parties to that certain General Security Agreement, dated as of June 15, 2000 (the "Existing General Security Agreement"), pursuant to which the Debtors granted to the Initial Purchasers (as hereinafter defined) certain security interest to secure the payment and performance of Secured Obligations (as hereinafter defined);

         B. The Debtors and Commonwealth desire to amend and restate the Existing General Security Agreement to reflect the security interest in favor of the Secondary Purchasers (as hereinafter defined), and to restate the Existing General Security Agreement on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of mutual promises herein and for other good and valuable consideration, the Debtors and Commonwealth agree that the Existing General Security Agreement is hereby amended and restated to read in full as follows:

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Placement Agency Agreement dated as of June 7, 2000 and among the Company and Commonwealth, Commonwealth agreed to act as placement agent on behalf of the Company in connection with a private placement of senior secured convertible securities and warrants of the Company (the "Financing");

         WHEREAS, pursuant to that certain Subscription Agreement dated as of June 15, 2000 by and among the Company and the persons signatory thereto as purchasers (including all assignees and transferees, to the extent such assignments or transfers are permitted, the "Initial Purchasers") (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Initial Subscription Agreement") and that certain Subscription Agreement dated as of June 28, 2000 by and among the Company and the persons signatory thereto as purchasers (including all assignees and transferees, to the extent such assignments or transfers are permitted, the "Secondary Purchasers" and, together with the Initial Purchasers, the "Purchasers") (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Secondary Subscription

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Agreement" and, together with the Initial Subscription Agreement, the
"Subscription Agreement"), the Company issued and sold to the Purchasers (i) those certain 7% senior secured convertible promissory notes in the aggregate principal amount of $15,000,000 (herein, as at any time amended, extended, restated, renewed or modified, the "Notes") which amount may be increased by exercise of an overallotment option, first by an additional $7,500,000 aggregate principal amount of the Notes at the option of Commonwealth and then by an additional $7,500,000 aggregate principal amount of the Notes at the option of the Company, and (ii) those certain warrants to purchase a number of shares of common shares of the Company equal to 50% of the number of shares of common stock issuable upon conversion of the Notes (herein, as at any time amended, extended, restated, renewed or modified, the "Warrants") and executed and delivered for the benefit of the Purchasers that certain Registration Rights Agreement as of the date hereof by and among the Company and the Purchasers (herein, as at any time amended, extended, restated, renewed or modified, the "Registration Rights Agreement" and together with the Subscription Agreement, the Notes and the Warrants, the "Transaction Documents"); and

         WHEREAS, it is a condition to the willingness of the Purchasers and the Agent to enter into the Subscription Agreement and to effect the Financing evidenced thereby that the Company and the Subsidiaries enter into this Agreement and grant to the Purchasers and the Agent the security interests provided for herein;

         NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

         Section 1. Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning specified therefor in the Transaction Documents, as indicated. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

         "Assigned Agreement Interest" shall mean the profits, proceeds, or other rights to payment of any of the Debtors under or from the performance, assignment, sale or disposition of all contracts and agreements of any of the Debtors.

         "Collateral" means all of the Debtors' right, title and interest in and under or arising out of each and all of the following:

         All personal property and fixtures of any of the Debtors of any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:

         (i) all of the Debtors' goods including, without limitation:

                  (a) all inventory, including without limitation, equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory (all of the foregoing, "Inventory"), including without limitation that located at the locations listed on Schedule I annexed hereto;

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                  (b) all equipment (the "Equipment") employed in connection with the Debtors' business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, including without limitation that located at the locations listed on Schedule 1 annexed hereto;

         (ii) all of the Debtors' present and future accounts, accounts receivable, general intangibles, contracts and contract rights (herein sometimes referred to as "Receivables"), including but not limited to the Debtors' rights to payment and the Assigned Agreement Interest, together with

                  (a) all claims, rights, powers or privileges and remedies of the Debtors relating thereto or arising in connection therewith including, without limitation, all rights of the Debtors to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of the Assigned Agreement Interest, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Agent, on behalf of the Purchasers) may be necessary or advisable in connection with any of the foregoing,

                  (b) all liens, security, guaranties, endorsements, warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

                  (c) all rights to property forming the subject matter of the Receivables including, without limitation, rights to stoppage in transit and rights to, returned or repossessed property,

                  (d) all writings relating thereto or arising in connection therewith including, without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memoranda and all evidence of filings or registrations relating thereto,

                  (e) all catalogs, computer and automatic machinery software and programs, and the like, pertaining to operations by any of the Debtors in, on or about any of its plants or warehouses, all sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants, and all accounting information pertaining to operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

                  (f) all accounts, contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with the foregoing, including without limitation, payments due and to become due, whether as part of the Assigned Agreement Interest or as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

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         (iii) all of the Debtors' right, title, and market in and to any shares of capital stock of any of its subsidiaries and the certificates representing any such shares, together with all goods, Inventory, Equipment, Receivables, and all other personal property of its subsidiaries;

         (iv) all patents, trademarks, trade secrets, copyrights, rights to hardware or software, and any other intellectual property rights of any description whatsoever, whether owned or licensed by any of the Debtors;

         (v) all other personal property of any of the Debtors of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement (UCC-1) signed by any of the Debtors naming the Agent or any of the Purchasers as secured party;

         (vi) all "documents," as such term is defined in the Code, now owned or hereafter acquired by any of the Debtors, wherever located;

         (vii) all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any of the Debtors;

         (viii) all "instruments" as such term is defined in the Code, now owned or hereafter acquired by any of the Debtors, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, chattel paper;

         (ix) all "investment property" as described in Section 9-115 of the Code in those jurisdictions in which such definition has been adopted and shall include (a) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (b) all securities entitlements of the Debtors, including the rights of any of the Debtors to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts held by any of the Debtors; (e) all commodity contracts held by any of the Debtors; and (d) all commodity accounts held by any of the Debtors; and

         (x) all items of collateral hereafter acquired, credited or arising and all additions, accessions, replacements, substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (ix) above.

         "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance (including any easement, right of way, zoning restriction and the like),

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lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

         "Permitted Liens" means:

         (a) Liens granted to secure indebtedness incurred to finance the acquisition (whether by purchase or capitalize lease) of tangible assets, but only on the asset acquired with the proceeds of such indebtedness;

         (b) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles ("GAAP") shall have been set aside on its books;

         (b) Liens of carriers, warehousemen, mechanics, materialman and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

         (c) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

         (d) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or which do not exceed $50,000 in the aggregate; and

         (e) a Lien existing on the date hereof but only to the extent and as expressly disclosed in the Schedule 2.9 to the Subscription Agreement including, without limitation the lien in favor of Transamerica Business Credit Corporation ("TBCC") pursuant to the Loan and Security Agreement, dated July 20, 1999, by and between the Debtor and TBCC and Liens securing indebtedness in principal amounts less than $50,000.

         "Person" means any natural person, corporation, firm, association, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization, government, governmental agency or subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Receivables" has the meaning specified therefor in clause (ii) of the definition of Collateral.

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         "Secured Obligations" means all obligations of the Debtors, whether for fees, expenses or otherwise, now existing or hereafter arising under this Agreement, the Notes or the provisions relating to the Notes in the Subscription Agreement.

         "Termination Date" means the date on which all the Notes have been paid in full or converted into common stock or preferred stock of the Company.

         Section 2. Security Interests. As security for the payment and performance of all Secured Obligations the Debtors do hereby grant and assign to the Agent and the Purchasers, a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located, subject to Section 8 of this Agreement.

         Section 3. General Representations. Warranties and Covenants. The Debtors represent, warrant and covenant, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         (a) This Agreement is made with full recourse to the Debtors and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of any of the Debtors contained herein, in the Transaction Documents and otherwise made in writing in connection herewith or therewith.

         (b) Except for the security interest of the Agent and the Purchasers therein, the Debtors are, and as to Collateral acquired from time to time after the date hereof the Debtors will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens) and the Debtors shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Agent or any of the Purchasers, (other than Permitted Liens).

         (c) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or any assignment of patent, trademark or copyright now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been terminated or released by the secured party named therein and so long as the Notes remain outstanding or any of the Secured Obligations of the Debtors remain unpaid or unsatisfied, none of Debtors will execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interest of the Agent and the Purchasers hereby granted and provided for; (ii) as specified in Schedule 2; (iii) liens in existence as the date hereof in favor of TBCC; and (iv) with respect to Permitted Liens.

         (d) The chief executive office and chief place of business of each of the Debtors is located at the address of each Debtor listed on the signature page hereof, and each of the Debtors will not move its chief executive office and chief place of business except to such new location as the Debtors may establish in accordance with the last sentence of this Section 3(d). The originals of all Assigned Agreement Interest and all documents (as well as all duplicates thereof) evidencing all Receivables and all other contract rights or accounts and other property of any of the Debtors and the only original books of account and records of the Debtors relating thereto are, and will continue to be, kept at the chief executive office of the Agent, on behalf of the Agent and the Debtors. The Debtors shall establish no such new location until (i) it shall have given to the Agent, on behalf of the Agent and the Purchasers, not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Agent (including, without limitation, all action required by Section 7 hereof), to maintain the security interest of the Agent and the Purchasers in the Receivables intended to be granted at all times fully perfected and in full force and effect.

         (e) The Debtors have no Collateral located outside of the states of Florida, California and Indiana.

         (f) KCS and IMS are the sole subsidiaries of the Company. For purposes of this Agreement, subsidiaries means any entity in which the Company, directly or indirectly, owns 10% of the capital stock or holds an equity or similar interest.

         (g) The name of each of the Debtors is as set forth on the signature page hereto and none of the Debtors shall change such name, conduct its business in any other name or take title to the Collateral in any other name while this Agreement remains in effect. None of the Debtors has ever had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past five years other than as set forth in Schedule 2 annexed hereto.

         (h) At the Debtors' own expense, the Debtors will: (i) without limiting the provisions of any of the Transaction Documents, keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workers' compensation laws, by insurers and in amounts approved by the Agent, for the benefit of the Debtors and the Agent and the Purchasers, (ii) upon request by the Agent promptly deliver the insurance policies or certificates thereof to the Agent, and (iii) keep the Collateral in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements. Upon any failure of any of the Debtors to comply with its obligations pursuant to this Section 3(h), the Agent, on behalf of the Agent and the Purchasers, may at its option, and without affecting any of its other rights or remedies provided herein or as a secured party under the Uniform Commercial Code, procure the insurance protection it deems necessary and/or cause repairs or modifications to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to 12%.

         (i) The Debtors hereby assign to the Agent and the Purchasers, all of Debtors' right, title and interest in and to any and all moneys which may become due and payable with respect to the Collateral under any policy insuring the Collateral (except proceeds relating to tangible personal property which are applied to restoration or replacement), including return of unearned premium, and shall cause any such insurance company to make payment directly to the Agent, on behalf of the Agent and the Purchasers, for application to amounts outstanding under the Notes and Warrants in accordance with the terms of the Financing Documents and, to the extent not provided therein, in such order as the Agent shall determine.

         (j) The Debtors will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral.

         (k) The Debtors will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of Inventory in the ordinary course of business and the disposition of obsolete or worn-out Equipment in the ordinary course of business.

         (l) The Debtors will not assert against the Agent or the Purchasers any claim or defense which any of the Debtors may have against any seller of the Collateral or any part thereof or against any other Person with respect to the Collateral or any part thereof (except, in the case of the Agent or any Purchaser, for such person's gross negligence or willful misconduct).

         (m) The Debtors will indemnify and hold the Agent and the Purchasers harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the Debtors' use, operation, ownership or possession of the Collateral or any part thereof.

         (n) The Debtors and the Agent will maintain the confidentiality of all customer lists and not sell or otherwise dispose of such lists except that any of the Debtors shall deliver copies thereof to the Agent, on behalf of the Agent and the Purchasers, upon its request, which may be made at any time and from time to time after an Event of Default.

         (o) The Debtors will not enter into any agreement that is inconsistent with the Debtors' obligations under this Agreement, without the prior written consent of the Agent, on behalf of the Agent and the Purchasers.

         Section 4. Special Provisions Concerning the Assigned Agreement Interest. The Debtors represent, warrant and agree as follows:

         (a) The Assigned Agreement Interest constitutes the legal, valid and binding obligations of the Debtors and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance and other similar laws affecting the enforcement of creditors' rights and remedies generally.

         (b) Each of the Debtors will faithfully abide by, perform and discharge each and every material obligation, covenant and agreement to be performed by the Debtors under the Assigned Agreement Interest, except for such nonperformance as a result of a default by any other party thereto.

         (c) Each of the Debtors will not act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that any of the Debtors are in default under the terms thereof, except for such nonperformance as a result of a default by any other party thereto.

         (d) None of the Debtors will terminate or permit the termination of any Assigned Agreement Interest, except in accordance with its terms, other than in the ordinary course of business or as it deems necessary or desirable in the normal course of its business.

         (e) Without the prior written consent of the Agent, on behalf of the Agent and the Purchasers, the Debtors will not, other than in the ordinary course of business, waive or in any manner release or discharge any party to any Assigned Agreement Interest from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement Interest including, without limitation, the obligation to make all payments in the manner and at the time and places specified.

         (f) If the Agent, on behalf of the Agent and the Purchasers, so requests after the occurrence and continuance of an Event of Default and, if prior to the Maturity Date of the Notes (as defined in the Notes), the acceleration of any one or more of the Notes ("Acceleration"), the Debtors will hold any payments received by it which are assigned and set over to the Agent by this Agreement for and on behalf of the Agent and the Purchasers and turn them promptly over to the Agent forthwith in the same form in which they are received (together with any necessary endorsement) for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as the Agent, on behalf of the Agent and the Purchasers, shall determine.

         (g) The Debtors will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreement Interest or the obligations, duties or liabilities of the Debtors and any assignee thereunder unless such action or proceeding is, in the reasonable business judgment of the Debtors, deemed to be immaterial.

         (h) Should the Debtors fail to make any payment or to do any act as herein provided after 15 day's notice by the Agent, on behalf of the Agent and the Purchasers, the Agent, on behalf of the Agent and the Purchasers, may (but without obligation on the Agent's part to do so and without notice to or demand on any of the Debtors and without releasing any of the Debtors from any obligation hereunder) make or do the same in such manner and to such extent as the Agent, on behalf of the Agent and the Purchasers, may deem necessary to protect the security interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the security interests provided hereby and the Debtors, and the Agent, on behalf of the Agent and the Purchasers, may also perform and discharge each and every obligation, covenant and agreement of that Debtor contained in any

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Assigned Agreement Interest and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

         (i) Upon the request of the Agent, on behalf of the Agent and the Purchasers, the Debtors will send to the Agent copies of all notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreement Interest.

         Section 5. Special Provisions Concerning Receivables.

         (a) As of the time when each Receivable arises, each of the Debtors shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:

                  (i) will be signed by the account debtor named therein (or such account debtor's duly authorized agent) or otherwise be binding on the account debtor;

                  (ii) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

                  (iii) to the extent evidenced by writings, will be the only original writings evidencing and embodying such obligation of the account debtor named therein; and

                  (iv) will be in compliance and will conform with all applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

         (b) Each of the Debtors will keep and maintain at the Debtor's own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each of the Debtors will make the same available to the Agent, on behalf of the Agent and the Purchasers, at the Debtor's own cost and expense, at any and all reasonable times and upon reasonable notice upon demand of the Agent, on behalf of the Agent and the Purchasers. Each of the Debtors shall, at the Debtor's own cost and expense, deliver the Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Agent, on behalf of the Agent and the Purchasers, or to its representatives upon its demand at any time after the occurrence and continuance of an Event of Default and, if prior to the Maturity Date, at any time after Acceleration. If the Agent, on behalf of the Agent and the Purchasers, shall so request, each of the Debtors shall legend, in form and manner satisfactory to the Agent, the Receivables and other books, records and documents of the Debtors evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Agent and the Purchasers and that the Agent and the Purchasers have a security interest therein.

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         (c) Except in the ordinary course of business prior to an Event of
Default and, if prior to the Maturity Date, prior to Acceleration, the Debtors will not rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Agent, on behalf of the Agent and the Purchasers, except that any of the Debtors may grant discounts in connection with the prepayment of any Receivable in an amount which is customary in the line of business in which any of the Debtors is engaged and consistent with the Debtors' past practices.

         (d) Each of the Debtors will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Agent and the Purchasers in the Receivables.

         (e) The Debtors shall endeavor to collect or cause to be collected from the account debtor named in each Receivable, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and credit forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Debtors or the Agent or the Purchasers, shall be borne by the Debtors.

         (f) Upon request of the Agent, on behalf of the Agent and the Purchasers, at any time when an Event of Default and, if prior to the Maturity Date an Acceleration shall exist, the Debtors shall promptly notify (in manner, form and substance satisfactory to the Agent, on behalf of the Agent and the Purchasers) all Persons who are at any time obligated under any Receivable that the Agent and the Purchasers possesses a security interest in such Receivable and that all payments in respect thereof are to be made to such account as the Agent, on behalf of the Agent and the Purchasers directs.

         Section 6. Special Provisions Concerning Equipment. The Debtors will do nothing to impair the rights of the Agent and the Purchasers in the Equipment. The Debtors shall cause the Equipment to at all times constitute and remain personal property. The Debtors will at all times keep all Equipment insured with financially responsible insurance companies in favor of the Agent and the Purchasers, at the expense of the Debtors, against such perils and in such amounts as are customary for Persons in the same general line of business as the Debtors and operating in similar reasonable geographic locations and markets. If any of the Debtors shall fail to insure the Equipment to the satisfaction of the Agent, on behalf of the Agent and the Purchasers, or if any of the Debtors shall fail so to endorse and deposit all policies or certificates with respect thereto, the Agent, on behalf of the Agent and the Purchasers, shall have the right (but shall be under no obligation) to procure such insurance and the Debtors agree to reimburse the Agent for all costs and expenses of procuring such insurance, together with interest at a rate per annum equal to 12%. The Agent, on behalf of the Agent and the Purchasers, may apply any proceeds of such insurance when received by it pursuant to the terms of this Section 6 or Section 3(h) hereof toward the payment of any of the Secured Obligations, whether or not the same shall then be due. The Debtors retain all liability and responsibility in connection with the Equipment and the liability of the Debtors to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtors.

         Section 7. Financing Statements; Documentation; Stamp Taxes.

         (a) Each of the Debtors will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Agent, on behalf of the Agent and the Purchasers, from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Agent, on behalf of the Agent and the Purchasers, deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Debtors hereby constitute the Agent, on behalf of the Agent and the Purchasers, its attorney-in-fact to execute and file in the name and on behalf of the Debtors such additional financing statements as the Agent, on behalf of the Agent and the Purchasers, may request, such acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtors authorize the Agent, on behalf of the Purchasers, to file any such financing statements without the signature of the Debtors. The Debtors will pay all applicable filing fees and related expenses in connection with any such financing statements.

         (b) The Debtors agree to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtors will indemnify and hold the Agent and the Purchasers harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

         Section 8. Termination of this Agreement. Subject to Section 12(d) hereof, this Agreement shall terminate upon the Termination Date and the Agent, at the request and expense of the Debtor, will promptly execute and deliver to the Debtor a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Debtor (without recourse and without representation or warranty) such of the collateral as may be in the possession of the Agent and as has not thereto been sold or otherwise applied or released pursuant to this Agreement.

         Section 9. Special Provisions Concerning Remedies and Sale.

         (a) In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, upon the occurrence and continuance of an Event of Default and, if prior to the Maturity Date and Acceleration, the Agent, on behalf of the Agent and the Purchasers, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Transaction Documents whereby the Debtors have granted any Lien to the Agent and the Purchasers. Without in any way limiting the foregoing, the Agent, on behalf of the Agent and the Purchasers, shall have the right, without further notice to, or assent by, the Debtors, in the names of the Debtors or in the name of the Agent or otherwise, to pursue any one or all of the following or any other remedies (to the extent permitted by law):

                  (i) to ask for, demand, collect, receive, compound and give acquittance for the Receivables or any part thereof;

                  (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables;

                  (iii) to endorse the names of the Debtors on any checks, drafts or other orders or instruments for the payment of moneys payable to the Debtors which shall be issued in respect of any Receivable;

                  (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Agent, on behalf of the Agent and the Purchasers, necessary or advisable for the purpose of collecting or enforcing payment of any Receivable;

                  (v) to make test verifications of the Receivables or any portion thereof,

                  (vi) to notify any or all account debtors under any or all of the Receivables to make payment thereof directly to the Agent, on behalf of the Agent and the Purchasers, for the account of the Agent and the Purchasers, and to require the Debtors to forthwith give similar notice to the account debtors;

                  (vii) to require the Debtors forthwith to account for and transmit to the Agent, on behalf of the Agent and the Purchasers, in the same form as received all proceeds (other than physical property) of collection of Receivables received by any of the Debtors and, until so transmitted, to hold the same in trust for the Agent and the Purchasers and not commingle such proceeds with any other funds of the Debtors;

                  (viii) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

                  (ix) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

                  (x) upon notice to such effect, to require the Debtors to deliver, at the Debtors' expense, any or all Collateral to the Agent, on behalf of the Agent and the Purchasers, at a place designated by the Agent; and

                  (xi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Agent, on behalf of the Agent and the Purchasers, may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Agent (in accordance with applicable law including, without limitation, the UCC).

         The Debtors hereby agree that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. The Agent, on behalf of the Agent and the Purchasers, shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Agent elects to do any such act, the Agent shall not be responsible to any of the Debtors except for its gross negligence or willful misconduct.

         (b) Upon the occurrence of an Event of Default and, if prior to the Maturity Date, upon the occurrence of an Acceleration, the Agent, on behalf of the Agent and the Purchasers, may take legal proceedings for the appointment of a receiver or receivers (to which the Agent and the Purchasers shall be entitled as a matter of right) to take possession of the Collateral, using reasonable care to protect such Collateral, pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtors shall remain liable for any deficiency. After the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Agent or the Purchasers shall be turned over to the Debtors and the Collateral shall be reassigned to the Debtors by the Agent or the Purchasers without recourse to the Agent or the Purchasers and without any representations, warranties or agreements of any kind.

         (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

                  (i) the Agent, on behalf of the Agent and the Purchasers, may, to the extent permitted by law, bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon, any Warrants and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Notes, Warrants and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Agent and the Purchasers after being appropriately stamped to show partial payment;

                  (ii) the Agent, on behalf of the Agent and the Purchasers, may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                  (iii) the Agent, on behalf of the Agent and the Purchasers, is hereby irrevocably appointed the true and lawful attorney-in-fact of each of the Debtors in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 9) of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtors hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Agent, on behalf of the Agent and the Purchasers, or by any of the Purchaser, themselves, each of the Debtors shall ratify and confirm any such sale or transfer by executing and delivering to the Agent, on behalf of the Agent and the Purchasers, or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

                  (iv) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Debtors of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtors, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtors, its successors or assigns;

                  (v) the receipt of the Agent, on behalf of the Agent and the Purchasers, or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Agent, on behalf of the Agent and the Purchasers, or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and (vi) to the extent that it may lawfully do so, and subject to any legal requirement that the Agent, on behalf of the Agent and the Purchasers, act in a commercially reasonable manner, each of the Debtors agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any of the Transaction Documents whereby any of the Debtors has granted any Lien to the Agent and the Purchasers, and the Debtors hereby expressly waive all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Agent and the Purchasers in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Agent, on behalf of the Agent and the Purchasers, shall, at least 10 days before such sale, give the Debtors written, telecopied or telex notice of its intention to sell.

         Section 10. Application of Moneys.

         (a) Except as otherwise provided herein or in any of the Transaction Documents, all moneys which the Agent and the Purchasers shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: First, to the payment of all costs and expenses reasonably incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement including any of the reasonable expenses and disbursements of the Agent and the Purchasers (including, without limitation, the fees and disbursements of its counsel and agents); Second, to the payment of all Secured Obligations arising out of the Notes in accordance with the terms of the Notes and, if not therein provided, in such order as the Agent, on behalf of the Agent and the Purchasers, may determine; and Third, to the payment of all other Secured Obligations in such order as the Agent, on behalf of the Agent and the Purchasers, may determine.

         (b) In the event the moneys which the Agent and the Purchasers shall receive, in accordance with the provisions hereof, is less than the aggregate amount of all Secured Obligations arising under this Agreement, the moneys shall be allocated among the Agent and each individual Purchaser pro rata based upon the percentage that the Secured Obligation owed directly to the Agent or that individual Purchaser bears to the total Secured Obligations then owed to the Agent and the Purchase.

         (c) If after applying any amounts which the Agent and the Purchasers have received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtors shall continue to be liable for any deficiency, together with interest.

         Section 11. Fees and Expenses, etc. Any and all fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Agent and the Purchasers in connection with the collection, administration or enforcement of its rights under this Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtors on written demand by the Agent, on behalf of the Agent and the Purchasers, and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at a rate per annum equal to 12%. In addition, the Debtors will pay, and indemnify and hold the Agent and the Purchasers harmless from and against, any and all liabilities, obligations, losses, damages penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation.

         Section 12. Miscellaneous.

         (a) All notices, communications and distributions hereunder shall be in writing (including telecopied communication) and mailed by certified mail, telecopied, personally delivered or delivered by Federal Express or other reputable overnight courier service, if to any of the Debtors addressed to each at the address set forth opposite each its signature below; if to the Agent, addressed to it at the address set forth opposite its signature below; if to the Purchasers, addressed to each at its address set forth on Schedule A, or as to any party at such other address as shall be designated by such party in a written notice to such other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (i) if mailed by certified mail, three days after the date of deposit thereof with the U.S. Postal Service, properly addressed with postage prepaid, (ii) if telecopied, upon receipt by the addressee, (iii) if personally delivered, upon such delivery and (iv) if delivered by overnight courier service, on the business day following delivery thereof to such courier service in time for next-business-day delivery.

         (b) No delay on the part of the Agent or the Purchasers in exercising any of their rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each of the Debtors and the Agent, on behalf of the Agent and the Purchasers. No notice to or demand on any of Debtors in any case shall entitle any of the Debtors to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Agent or the Purchasers to any other or further action in any circumstances without notice or demand.

         (c) The obligations of the Debtors hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any of the Debtors; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Notes, this Agreement, the Warrants, or any of the Transaction Documents whereby the Debtors have granted any Lien to the Agent and Purchasers or any other agreement executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtors shall have notice or knowledge of any of the foregoing. The rights and remedies of the Agent and the Purchasers herein provided are cumulative and not exclusive of any rights or remedies which the Agent and Purchasers would otherwise have.

         (d) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Debtor for liquidation or reorganization, should any Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         (e) This Agreement shall be binding upon each of the Debtors and their successors and assigns and shall inure to the benefit of the Agent and the Purchasers and their successors and assigns, except that none of the Debtors may transfer or assign any of their obligations, rights or interest hereunder without the prior written consent of the Agent, on behalf of the Agent and the Purchasers, and any such purported assignment by any of the Debtors shall be void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

         (f) The Agent represents that the Purchasers have agreed to be bound by any actions taken by the Agent, on their behalf, under this Agreement.

         (g) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         (h) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (i) All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         (j) This Agreement (unless otherwise provided) and all amendments, supplements, waivers, consents relating hereto or thereto and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosure are required to be governed by the laws of the state in which the Collateral, or part thereof, is located. THE DEBTORS AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE

ANY JUDGMENT OBTAINED AGAINST THE COMPANY FOR BREACH HEREOF OR THEREOF, OR AGAINST ANY OF ITS PROPERTIES, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY THE AGENT AND THE PURCHASERS OR ON THEIR BEHALF, AS THEY MAY ELECT, AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISIDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. IN ADDITION, THE COMPANY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH, BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. THE COMPANY FURTHER WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OF THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

         (k) It is expressly agreed, anything herein, or in any of the Transaction Documents to the contrary notwithstanding, that the Debtors shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Agent and the Purchasers shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Agent and the Purchasers be required or obligated in any manner to perform or fulfill any of the obligations of the Debtors under or pursuant to any or in respect of any Collateral.

         (l) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                           PROXYMED, INC., as one of the Debtors

                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


                                           KEY COMMUNICATIONS SERVICE, INC.,
                                           as one of the Debtors

                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


                                           WPJ, INC. d/b/a INTEGRATED MEDICAL
                                           SYSTEMS, as one of the Debtors

                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


The foregoing Agreement is hereby
accepted as of the date first above written:

COMMONWEALTH ASSOCIATES, L.P.



By:
   --------------------------------
   Title: